Essex Rental Corp RBC Capital Markets' Global Industrials Conference September 20, 2011 1

This document does not constitute an offer to sell or a solicitation of an offer to buy any securities. It is an outline of matters for discussion only. Some of the statements in this presentation and other written and oral statements made from time to time by the Company and its representatives are “forward-looking statements”within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent and belief or current expectations of Essex and its management team and may beidentified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek", thenegative of these terms or other comparable terminology. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from Essex’s expectations include, without limitation, the continued ability of Essex to successfully execute its business plan, the possibility of a change in demand for the products and services that Essex provides, intense competition which may require us to lower prices or offer more favorable terms of sale, our reliance on third party suppliers, our indebtedness which could limit our operational and financial flexibility, global economic factors including interest rates, general economic conditions, geopolitical events and regulatory changes, our dependence on our management team and key personnel, as well as other relevant risks detailed in our Annual Report on Form 10-K/A and subsequent periodic reports filed with the Securities and Exchange Commission and available on our website, www.essexrentalcorp.com. The factors listed here are not exhaustive. Many of these uncertainties and risks are difficult to predict and beyond management’s control. Forward-looking statements are not guarantees of future performance, results or events. Essex assumes no obligation to update or supplement forward-looking information in this presentation whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results or financial conditions, or otherwise. This presentation contains unaudited non-GAAP financial measures, including Total EBITDA, and EBITDA before Rental Equipment Sales. Management believes that the presentation of these non-GAAP financial measures serves to enhance understanding of Essex’s individual operating and financial performance. These non-GAAP financial measures should be considered in addition to, butnot as substitutes for, the most directly comparable U.S. GAAP measures. A reconciliation of Total EBITDA and EBITDA before Rental Equipment Sales to income from operations for the three and six month periods ended June 30, 2011 can be foundin Essex’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2011. We believe the non-Company information provided herein is reliable, as of the date hereof, but do not warrant its accuracy or completeness. In preparing these materials, we have relied uponand assumed, without independent verification, the accuracy and completeness of all information available from public sources. Except as required by law, the Company, Essex and their respective directors, officers, employees, agents and consultants make no representation or warranty as to the accuracy or completeness of the non- Company information contained in this document, and take no responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document. The Company does not guaranty the performance or return of capital from investments. ©2011 Essex Rental Corp. Importance Notice 2

Introduction 1 3

Ron Schad President & Chief Executive Officer  President & CEO of Essex Crane since 2000  15 years with Manitowoc Crane Group, including Executive Vice President and General Manager of the Crane Group responsible for over $350 million in sales  Graduated from the University of Wisconsin-Madison with a BS in Engineering  Active Industry Leader, including current board member of NCCCO and SC&RA Marty Kroll Chief Financial Officer & Senior Vice President  CFO & Senior Vice President of Essex Crane since May 2001  Former President and Chief Financial Officer of US Holding Company of Outokumpu Copper Group  Director of Finance at American Brass Company  8 years with PricewaterhouseCoopers LLP  Certified Public Accountant Senior Management 4

Leading provider of lifting equipment solutions to the infrastructure and construction industry Acquisition of Coast Crane Company in November 2010 increased the Company’s geographic footprint, product offerings and lines of business,and diversified its earnings stream Focused on bare rental of construction lifting equipment with over 1,000 pieces of equipment and attachments Integrated full-service approach provides the Company with multiple points of customer contact, enabling it to maintain a high quality rental fleet, as well as an effective distribution channel for fleet rotation and provides cross-selling opportunities among its new and used equipment sales, rental, parts sales and service operations Rental fleet has an Orderly Liquidation Value (“OLV”) in excess of $350 million as of 6/30/11 as determined by independent third party appraiser. Highly diversified end markets served across a national footprint Over 30% of common stock is owned by management and members of the Board of Directors. Essex Rental Corp. 5

Integrated Business Model — Rental — New and Used Sales — Parts and Service — Multi–faceted offering of diverse lifting needs — Multiple lines of business driving growth — Cyclical “earnings smoothing” Geographic & End Market Diversity — 25 locations in 14 states — Serve a broad array of end markets, with no exposure to a singleindustry or geography — Significant focus on infrastructure and energy-related end markets Significant Asset Value — Appraised OLV fleet value of over $350 million as of 6/30/11 — Replacement value of approximately $600 million Return on Capital Business Model — Focus on long economic lived assets — High residual value relative to original cost — Attractive ROIC business model due to efficient conversion of EBITDA to free cash flow 3 Primary Growth Drivers — Rental equipment — New and used equipment sales — Parts and services support Investment Highlights 6

▪ Essex was the successful bidder to acquire Coast’s assets out of bankruptcy; approved by the Bankruptcy Court on November 12, 2010. ▪ Coast has a 40+ year operating history and a strong geographic presence in Western North America, Hawaii, Guam, Alaska and the South Pacific. ▪ Total consideration for acquisition was ~$80.0 million cash, plus ~$12 million of existing Coast indebtedness; financed by cash on hand, proceeds from equity raise, and a new fully committed credit facility of $75 million, of which $48 million was drawn at close. ▪ Acquisition price reflects a significant discount to the replacement value of Coast’s assets. » Acquisition completed at the low point of the appraised value cycle » Goodwill of only $1.8 million » Nominal value ascribed to distribution and parts and services businesses ▪ Concurrent with the closing of the acquisition, Essex issued an aggregate of 3.3 million shares of common stock (at $4.30/share), generating proceeds of $14.2 million, which was used to help fund the cash portion of the purchase price. ▪ In the 12 months ended 9/30/10, Coast generated revenues of $85 million (based on unaudited financial statements), and had a four year average EBITDA of $17million. ▪ Essex expects the acquisition to be accretive to 2011 free cash flow per share (excluding growth capital spending) and net asset value per share over the next twelve to eighteen months. Transaction Structure: Coast Crane Company: Acquisition Overview 7

Coast Crane Company Summary

- No asset overlap; Coast's assets are contiguous and complementary to Essex's existing crawler crane fleet
- Largest fleet in west coast: young, modern fleet with long asset lives of 10-30+ years and shorter payback periods
- Tower and rough terrain crane rental agreements may have durations in excess of 18 months and boom trucks and other smaller equipment may be rented as frequently as daily.
- Low maintenance capital expenditure requirements for most long lived nature of assets
- Rental fleet can be used as a rent-to-sell distribution model to create additional market opportunities with customers not prepared to buy new
- Types of cranes:
  - Towers
    - Types: Self Erector, City Cranes & T-top Cranes
  - Rough Terrains
    - Fleet focus on mid-to-large capacity
  - Boom Trucks
    - Heavy lift capacity multi-axel boom trucks
- Coast Crane total revenue of $27.8 million for the six months ended June 30, 2011

8

Before  Single product line –crawler cranes  Limited customer “touch”opportunities  Exposure to economic cycle  Limited growth drivers After  A broad portfolio of complimentary products that can be bundled together for the customer as appropriate  Ability to leverage customer relationships in a variety of ways  Cross selling opportunities  Strengthens & expands geographic reach into Western North America, Hawaii, Guam & South Pacific  Mix of business activities enables effective operation through economic cycles  Significant organic growth opportunities  Diversity of rental equipment  Diversity of lines of business ― New & used equipment sales ― Parts service and support The “New”Essex Business Model 9

 Essex’s three pronged strategy for creating shareholder value: Rental Equipment  Keen focus on return on capital equipment with medium to long duration rentals  Leverage customer relationships by offering bundled equipment solutions to drive increased utilization  Organic growth through increasing fleet size New and Used Equipment Sales  Aggressive push to add new manufacturers in existing and new territories  Continue to evolve into a broad line dealer by providing exceptional service and support  Leverages rental equipment customer relationships  High ROE business Parts and Service Support  Predictable, high margin, counter cycle  Proactively market our expertise to drive growth  Not capital intensive  Provides opportunity to differentiate offering and sets customers up for a future rental or sale. Provides multi-faceted offering to service our customers’varied equipment needs Business Strategy 10

Company Overview 2 11

Essex Now Employs All of the Cranes Below in its Fleet Essex Rental Fleet Notes: 1. Source: Manufacturer reports and Essex management estimates 2. Crawler crane prices reflect models in Essex’s heavy-lift niche. Light and super heavy-lift crawler cranes can range from $0.5 million to over $35 million. 3. The remaining fleet value not accounted for in this fleet summary is comprised primarily of forklifts and aerial work platforms. Crane Type Crawler Rough Terrain (RTs) Tower Boom Truck Max. Lift Cap. (tons) 3,000+ 150 80 50+ Max. Reach Cap. (ft.) 700+ 250 350 200 Price New ($ ‘000) $800 -$5,000 (2) $250 -$1,500 $300 -$1,000 $100 -$600 Avg. Life (years) 50+ 20+ 30+ 15+ Rental Duration Long-term Short-term Long-term Short-term Key End Markets Highways, large bridges, railroads Public infrastructure (stadiums, garages) Power generation Sewer / water treatment Petrochemicals Industrial / marine Highways, large bridges, railroads Public infrastructure (stadiums, garages) Power generation Sewer / water treatment Petrochemicals Industrial / marine Commercial & Residential Nuclear power Sewer / water treatment High rise (>10 story) Office Towers Condominiums Apartment Buildings Petrochemical Oil & Gas Railroads Highways Public Utilities Condominiums Apartment Buildings Other Residential % of total OLV Fleet Value (3) 74% 10% 9% 5% Owned By Essex Crane Coast Crane Coast Crane Coast Crane 12

▪ Continue to leverage the Essex and Coast brands in the territories in which they are strongest, yet achieve the benefits of geographic and product diversity Headquarters Service Center Equipment Storage Yard Satellite Service Center National Footprint 13

Essex Crane End Markets Essex 2002 Rental Revenues by End Market Less exposure to power, greater diversification Industrial / Marine (20%) Industrial Facilities Factories Petrochemicals (4%) Chemical Plants Petrochemical Plants General Building (4%) Hospitals Stadiums Power (10%) Power Plants Wind Power Transportation (27%) Road construction Bridge construction Sewer & Water (9%) Sewers Water Treatment Essex Six Months 2011 Rental Revenues by End Market 14 Sewer & Water 8% General Building 17% Other 2% Transportation 22% Industiral / Marine 9% Power 39% Petrochemicals 3%

New Equipment Sales • Continue to represent Potain Tower Crane line with future opportunity as commercial & residential markets recover • Freedom from a restrictive dealer relationship with Manitowoc for Grove, Manitowoc & National Cranes allows Essex to: • Expand our geographic footprint with rental opportunities outside of our Coast distribution geography • Pursue additional opportunities to expand our crane sales offering • Leverage existing relationships with crane suppliers familiar with Coast/Essex Crane sales and rental capabilities • Develop full-line mobile crane offering by adding distribution of other leading manufacturers’products. • Distribution agreements signed with Terex, Manitex, Broderson, Mantis and Tadano in Q1’11: • Each agreement includes distribution to several states, British Columbia, the Yukon, Guam and Republic of the Marshall Islands. • In conjunction with new distribution agreements, Coast Crane ordered new cranes to sell or rent to its customer base from Terex, Tadano, Manitex and Broderson. Used Equipment Sales • Continue to rebalance the Essex crawler crane fleet by selling $20M of smaller, older underutilized cranes • Leverage rent-to-own model relating to boom truck and rough terrain • Reinvigorate rent-to-sell model by selecting appropriate time and equipment to createa used crane offering for customers desiring like-new used cranes New & Used Equipment Sales 15

▪ Experienced 4th consecutive quarter of year-over-year improvement in utilization rates of Essex Crane crawler crane rental fleet. ▪ Experienced sequential increases in utilization rates in Q2’11 for all categories of rental equipment except crawler cranes. – Crawler cranes experienced a slight decline due to the conclusion of certain levee projects; utilization in other markets (i.e. generally building, industrial and sewer & water) increased in Q2’11 vs. Q2’10 and is showing signs of slow and steady growth. ▪ Expanding fleet with $28 million of new equipment purchases overthe next 12 months; intend to capitalize on revenue opportunities in high demand asset categories, 90% of which will be spent on our highly utilized rough terrain cranes. ▪ Recent auction results for rough terrain cranes yielded higher than expected prices indicating market demand improvement which will support increased rental rates in the future. ▪ Public rental companies providing lighter rental equipment are reporting much improved market conditions. Light construction equipment is considered early stage recovery equipment and is consistent with our belief that the medium to heavy construction(larger projects) are recovering and demand is increasing. ▪ Effective August 1st, we completed the major implementation phase to install a new IT platform at Coast Crane and are now operating on a single Enterprise Resource Planning system across Essex Rental Corp. ▪ The erratic changes in the ABI index over the last few months highlight how fragile the recovery has been. The reading continues to fluctuate between expansion and contraction, creating an uncertain outlook as to when we can expect a sustained acceleration in utilization. ▪ Recent quoting activity has shown improvement for quotes to potential customers that have actually been awarded a construction job. Current Market Conditions 16

Market Indicators 17

18 Market Indicators (Continued)

19 Average Rental Rate and Utilization Statistics 2011 2010 2011 2010 Average Crawler Crane rental rate per month $15,347 $16,372 $15,432 $16,967 Utilization Statistics - "Days" Utilization Crawler Cranes 38.6% 35.1% 40.7% 32.6% Rough Terrain Cranes 68.9% N/A 67.9% N/A Boomtrucks 53.3% N/A 51.0% N/A Self-Erecting Tower Cranes 21.5% N/A 19.9% N/A City & Other Tower Cranes 43.0% N/A 43.1% N/A Forklifts and Other Equipment 39.6% N/A 39.4% N/A (See definitions in the quarterly and annual reports filed with the SEC) Six Months Ended June 30,Three Months Ended June 30,

20 ▪ Expect an improved environment in 2011 due to: » Belief that 2010 the was bottom of the cycle for Essex’s sector » Lifting Equipment tends to be later stage recovery –6 to 12 months after the earth moving equipment/light equipment » Sequential improvement expected in utilization in rental business throughout the year » Rental rates expected to remain relatively flat until utilization reaches about 60% –in each asset class » Rental activity for tower cranes, the Company’s lowest utilized assets, has been steadily improving » Rental activity for larger lift capacity rough terrain cranes continues to be robust and the Company is adding to this asset class via purchase of new rental fleet assets throughout 2011. ▪ Transitioning new equipment distribution to deeper relationship with a broader number of manufacturers as previously mentioned in slide 15 » New equipment distribution backlog continues to build, and in Q3’11, expect a significant sequential increase in revenue. ▪ Continue to integrate Coast Crane into Essex Rental without sacrificing brand, customer relationships and product expertise —creation of “One Company / One Culture”with diverse product and service offering » Opportunity for process improvements at Coast through introduction of Essex’s existing IT platform resulting in meaningful cost and working capital reductions and greater visibility to drive earnings ▪ Opportunity for sequential growth in second half 2011 and beyond ▪ Limited capital expenditures, primarily related to rough terrainproducts, hoist equipment and boom trucks to meet high customer demand ▪ Capital investment of over $20 million (net of rental equipment sales) in new equipment for Coast Crane’s rental fleet in 2011, 90% of which will be in highly utilized rough terrain cranes ▪ Strong balance sheet and solid capital structure 2011 Outlook

Summary Financial Information and Valuation 3 21

Pro Forma Capitalization & US Credit Facility Snapshot 22 Pro Forma Capitalization ($ in millions) Revolving Credit Facilities 211.1$ Other debt 7.8 Shareholders' equity 90.3 Total capitalization as of June 30, 2011 309.2$ Market equity value as of 6/30/2011 at $6.59 per share 161.0$ Note 1: Received $19.8 million in proceeds related to the exercise of approximately 4 million warrants in the first quarter of 2011. Note 2: Appraised value of rental equipment assets in excess of $350 million. Note 3: Approximately $56 million of liquidity, consisting of $17 million in cash and amounts available under our revolving credit facilities. $ - $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 Essex Crane Subsidiary ($190 million) Coast Crane Subsidiary ($75 million) $157.9 $50.9 $3.3 $8.2 $28.8 $10.5 $4.0 Suppressed collateral Availability Reserves Amount drawn

▪ Essex Rental Corp. –Total consolidated debt outstanding of $218.9 million. ▪ Essex Crane Rental Corp. – Total debt outstanding (6/30/11): $157.9million – Revolving Credit Facility: • $157.9 million outstanding as of June 30, 2011 • $190 million facility size • 5-year facility • Libor plus 225 bps • 2 financial covenants (only become effective if availability is below $20 million) • Availability under facility of $28.8 million as of June 30, 2011 ▪ Coast Crane – Total debt outstanding (6/30/11): $56.1 million – U.S. Revolving Credit Facility: • $50.9 million outstanding as of June 30, 2011 • $75 million facility size • 4-year facility • Libor plus 375 bps (Libor floor of 150 bps) • Availability under facility of $10.5 million as of June 30, 2011 Debt Summary 23

Notes: 1. Source: Essex 2. Total Rental Related Revenues excludes used rental equipment sales. 3. 2008 financial information includes $5.2 million of one -time non-recurring transaction costs incurred related to Essex Rental Cor p’s (formerly Hyde Park Acquisition Corp.) acquisition of Essex Cr ane Rental. 4. Based on “days”method utilization. 5. 2008 financial information excludes the impact of the $23.9 million goodwill impairment charge recorded in the fourth quarter of 2008. 6. 2010 financial information includes $5.0 million in revenue excl uding rental equipment sales and $0.3 million in EBITDA generate d from the acquisition of Coast Crane during the period of 11/24 /10 to 12/31/10. 7. 2011 financial information includes $0.9 million of one-time non-recurring expenses in Selling, General and Administrative expenses related to the acquisition of Coast Crane and related integration. December 31 Year End Historical Audited Unaudited (USD $000's) 2005 2006 2007 2008 (5) 2009 2010 (6) 6M’11 (7) Total Revenue before Rental Equipment Sales (2) $38,583 $55,659 $64,532 $76,888 $45,606 $37,276 $41,641 Operating Expenses (17,183) (20,960) (23,322) (27,789) (16,106) (19,128) (25,354) Gross Profit 21,400 34,699 41,210 54,099 29,500 18,148 16,287 SG&A (7,585) (8,732) (9,112) (12,498) (10,547) (12,965) (14,539) One-time Transaction Costs (3) - - - (5,200) - - - EBITDA before Rental Equipment Sales 13,815 25,967 32,098 36,401 18,953 5,183 1,748 EBITDA before Rental Equipment Sales Margin (%) 35.8% 46.7% 49.7% 47.3% 41.6% 13.9% 4.2% Gain On Sale of Equipment 2,879 3,007 6,049 3,814 893 704 300 Total EBITDA 16,694 28,974 38,147 40,215 19,846 5,887 2,048 Rental Equipment Sale Proceeds 7,841 5,980 13,233 8,440 6,478 4,256 2,191 Revenue + Rental Equipment Sale Proceeds 46,424 61,639 77,765 85,328 52,084 41,531 43,832 Total EBITDA Margin % 36.0% 47.0% 49.1% 47.1% 38.1% 14.2% 4.7% Maintenance Capital Expenditure (518) (512) (724) (2,375) (1,014) (755) (113) Discretionary Crane Investment (5,875) (6,004) (18,784) (21,153) (20,041) (2,633) (4,434) Average Crawler Crane Utilization Rate (4) 53.2% 68.9% 72.1% 72.7% 43.6% 37.5% 40.7% Average Monthly Crawler Crane Rental Rate ($000's) $12.4 $13.8 $16.3 $21.4 $21.1 $16.4 $15.4 Essex Rental Corp. Summary Financial Information 24

Both Essex Crane and Coast Crane Fleets Employ Long Lived Assets Asset Depreciation (1) Benchmark: Annual Depreciation % (2) Asset Depreciation (1) Benchmark: Residual Value vs. Lifespan Notes: 1. Asset depreciation represents equipment market value depreciation 2. Annual Depreciation % = (1 –Residual Value %) / Lifespan. 3. Source: Oliver Wyman Essex Crane Assessment Return on Capital vs. Return of Capital Rental Lifespan (years) Van trailers Boom Lift Scissor Lift Roller Backhoe Tractor Loader Forklift Crane Excavator Skidsteer Loader Hospital equipment Mobile Mini storage units (steel) Scotsman rental equipment (North America) Mobile Mini storage units (wood) Scotsman rental equipment (Europe) All terrain cranes ESSEX Crawler Crane 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 0 5 10 15 20 25 30 35 Rough terrain cranes Boom Trucks Coast Crane Tower Crane 25 Denotes classes of equipment owned by Essex Crane/Coast Crane

• Market leader with a long industry heritage able to leverage scale • Committed management team; management and Board of Directors represent ownership in excess of 30% of common shares outstanding • Strong free cash flow generation potential • Poised to participate in growing infrastructure & energy relatedmarkets as economy recovers and as capacity demands updating • Numerous organic and strategic growth opportunities • Sound capital structure including attractive, flexible and committed debt facilities • Utilization has shown growth and rental rates have bottomed Essex is considered to be an attractive investment opportunity for the following reasons: Investment Summary 26